UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2023
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Blue Owl Real Estate Net Lease Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56536	88-1672312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 N. LaSalle St., Suite 4140 Chicago, IL	60602
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Oak Street Net Lease Trust
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Effective October 18, 2023, Blue Owl Real Estate Net Lease Trust (the “Company”) amended its share repurchase plan (the “Amended Share Repurchase Plan”). Under the Amended Share Repurchase Plan, to the extent the Company chooses to repurchase shares in any particular calendar quarter, the Company will repurchase shares as of the close of the fourth business day of the last month of the applicable calendar quarter (the “Repurchase Date”). The repurchase price per share will generally be equal to the net asset value (“NAV”) per share as of the last calendar day of the first month of the applicable calendar quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of the transaction price. The aggregate NAV of total repurchases of Class S, Class D and Class I Shares is limited to no more than 5% of the Company’s aggregate NAV per calendar quarter (measured using the average aggregate NAV as of the end of the preceding three months for which NAV is available). Shareholders may request on a quarterly basis that the Company repurchase all or any portion of their shares and may submit such repurchase requests beginning after the start of the second month of the applicable calendar quarter. To have shares repurchased, a shareholder’s repurchase request and required documentation must be received in good order by 11:59 p.m. (Eastern time) on the third business day of the last month of the applicable calendar quarter. Settlements of share repurchases will be made within three business days of the Repurchase Date.

The foregoing summary description of the Share Repurchase Plan does not purport to be complete and is qualified in its entirety by reference to the Amended Share Repurchase Plan, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Second Amended and Restated Share Repurchase Plan, dated October 18, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Real Estate Net Lease Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: October 23, 2023